MASSMUTUAL SELECT FUNDS

Supplement dated January 12, 2010 to the

Prospectus dated April 1, 2009, revised as of May 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

Effective January 11, 2010, Brandywine Global Investment Management, LLC (“Brandywine Global”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) replaced AllianceBernstein L.P. (“AllianceBernstein”) as Co-Sub-Advisers to the Diversified Value Fund.

Effective January 11, 2010, the following information replaces the information found under Principal Investment Strategies and Risks on page 14 for the Diversified Value Fund:

The Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund is managed by two sub-advisers, each being responsible for a portion of the portfolio, but not necessarily equally weighted. The Fund may but will not necessarily engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts, for hedging purposes or as a substitute for investing directly in securities. The Fund may also invest in real estate investment trusts (“REITs”) and Rule 144A securities. The Fund may hold a portion of its assets in cash.

Brandywine Global Investment Management, LLC’s (“Brandywine Global”) strategy employs a disciplined combination of quantitative and fundamental management as well as a stock elimination process. From a quantitatively derived universe of attractive large cap stocks with low valuations, Brandywine Global applies a fundamental investment approach which seeks to identify the stocks least likely to outperform and eliminates them from the portfolio. Brandywine Global’s investment process attempts to enhance its returns relative to a pure quantitative universe while still maintaining the consistent characteristics and diversification of that original universe. This diversification results in a relatively large number of holdings (typically greater than 150), which helps to reduce risk and control trading costs.

Brandywine Global utilizes a risk analysis and optimization system in conjunction with its portfolio management process and a common sense overview of sector and industry allocation to strive to maintain a portfolio that considers exposures and their risks in relation to the benchmark. While Brandywine Global does not attempt to match an index, it is aware of exposures relative to the Russell 1000 Value Index and makes efforts to manage the risk of exposures that differ from the benchmark while not impeding performance potential.

Brandywine Global generally deems eligible for sale any stock (i) which no longer maintains value characteristics including stocks whose Price-to-Earnings (P/E) or Price-to-Book (P/B) ratios are deemed expensive relative to the market, (ii) whose capitalization falls materially below the smallest stock Brandywine Global would purchase for the portfolio or (iii) which exhibits any combination of the following characteristics: adverse stock price momentum, adverse share issuance, or deteriorating fundamentals. Brandywine Global may also make a sale based on a holding’s potential impact on the entire portfolio in an effort to lessen the potential risk from differences from the benchmark. In addition, situations may arise, such as tender offers or favorable prices, where Brandywine Global may sell a stock that does not meet these requirements.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. Loomis Sayles’

investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery. Loomis Sayles seeks to identify companies that it believes are, among other things, attractively valued based on Loomis Sayles’ estimate of intrinsic value. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the portfolio’s holdings among various sectors of the economy.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk, Over-the-Counter Risk, Leveraging Risk and Convertible Securities Risk.

Effective January 11, 2010, with respect to the Diversified Value Fund, the following information replaces the information for AllianceBernstein in the section titled About the Investment Adviser and Sub-Advisers:

Brandywine Global Investment Management, LLC (“Brandywine Global”), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, manages a portion of the portfolio of the Diversified Value Fund. Founded in 1986, Brandywine Global offers an array of equity, fixed income, and balanced portfolios that invest in U.S., international, and global markets. The firm is a wholly owned, independently operated subsidiary of Legg Mason, Inc., and is headquartered in Philadelphia with an office in San Francisco. Brandywine Global also operates two affiliated companies with offices in Singapore and London. As of September 30, 2009, Brandywine Global managed $29 billion in assets.

Joseph J. Kirby

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Kirby is lead portfolio manager for Brandywine Global’s Diversified Large Cap Value Equity and the Diversified Large Cap 130/30 strategies. He serves as a portfolio manager and securities analyst on the Diversified Value Equity team. Mr. Kirby contributes to the quantitative and fundamental analysis of securities for the Diversified Value Equity portfolios by consistently applying Brandywine Global’s disciplined management exclusionary process. Since joining the firm and Diversified Team in 1995, he has been involved in each aspect of the portfolio process, including leading the trading efforts for all Diversified portfolios from 1997 through 2000. Prior to joining Brandywine Global, Mr. Kirby was with CoreStates Financial Corporation as an auditor (1992-1994).

Henry F. Otto

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Otto, Managing Director & Portfolio Manager of Brandywine Global, is the founder and co-lead portfolio manager of Brandywine Global’s Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). Mr. Otto is a member of the firm’s Executive Board.

Steven M. Tonkovich

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Tonkovich, Managing Director & Portfolio Manager of Brandywine Global, is co-lead portfolio manager of the Diversified Value Equity strategies. He plays an integral role in the team’s continual refinement of the Diversified Value Equity investment process and the firm’s ongoing research into value investing. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989); and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987). Mr. Tonkovich is a member of the firm’s Executive Board.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) located at One Financial Center, Boston, Massachusetts 02111, manages a portion of the portfolio of the Diversified Value Fund. Loomis Sayles is an indirect subsidiary of Natixis Global Asset Management, L.P. which owns, in addition to Loomis Sayles, a number of other asset management and distribution and service entities. Natixis Global Asset Management, L.P. is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. As of September 30, 2009, Loomis Sayles managed approximately $138.9 billion in assets.

Warren N. Koontz, Jr., CFA

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Koontz is a Vice President of Loomis Sayles and a portfolio manager for its large cap value group. Mr. Koontz also serves as Chief Investment Officer of Loomis Sayles’ large cap value strategy. Mr. Koontz joined Loomis Sayles in 1995. Prior to joining Loomis Sayles, Mr. Koontz worked as a senior portfolio manager with Comerica Bank, where he was solely responsible for the management of several high profile investment relationships and was actively involved in the investment policy committee. Mr. Koontz also served as Chief Investment Officer for The Jeffrey Company, a private investment firm. Additionally, he worked for the Public Employees’ Retirement System of Ohio as a securities analyst and assistant investment officer.

James L. Carroll, CFA

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Carroll is a Vice President of Loomis Sayles and a portfolio manager for its equity group. Mr. Carroll joined Loomis Sayles in 1996. Prior to joining Loomis Sayles, Mr. Carroll was a Managing Director for PaineWebber where he was recognized by Institutional Investor magazine and Greenwich Research Associates as one of the country’s top energy analysts. Mr. Carroll also served as co-manager of PaineWebber’s Performance Portfolio. Prior to PaineWebber, Mr. Carroll served as Vice President of Rotan Mosle Inc., a Houston-based energy research investment boutique, where he worked as an oil service analyst. Prior to that, Mr. Carroll was Assistant Vice President and portfolio manager at National Bank of Detroit, focusing on chemical, insurance and oil industries.

Arthur Barry, CFA

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Barry is a Vice President of Loomis Sayles and a portfolio manager for its large cap value group. Mr. Barry joined Loomis Sayles in 2005. Prior to joining Loomis Sayles, Mr. Barry was a Senior Vice President of State Street Research & Management and portfolio manager for its Large Cap Value Fund. Previously, Mr. Barry was a senior portfolio manager at Invesco Capital Management where he was a member of its large cap value investment team responsible for $1 billion in institutional client accounts. Prior to that, Mr. Barry was a portfolio manager at Federated Research Corp., first as lead portfolio manager for its Capital Appreciation Fund before assuming leadership of its American Leaders Fund. In 2000, he was recognized as one of the Top 100 portfolio managers by Barron’s in its annual ranking of mutual fund stockpickers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-09-11

MASSMUTUAL SELECT FUNDS

Supplement dated January 12, 2010 to the

Statement of Additional Information dated April 1, 2009, revised as of May 1, 2009

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

Effective January 11, 2010, Brandywine Global Investment Management, LLC (“Brandywine Global”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) became co-sub-advisers to the Diversified Value Fund, replacing AllianceBernstein L.P. (“AllianceBernstein”).

The following information replaces similar information for the Diversified Value Fund found on page B-3 in the section titled General Information:

The sub-advisers for the Diversified Value Fund are Brandywine Global Investment Management, LLC (“Brandywine Global”), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104 and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) located at One Financial Center, Boston, Massachusetts 02111.

The following information replaces similar information found in the first paragraph on page B-41 in the section titled Management of the Trust:

As investment adviser and sub-advisers to the Funds, respectively, MassMutual, AllianceBernstein, Barrow Hanley, BlackRock, Brandywine Global, Cooke & Bieler, Davis, DMC, Eagle, EARNEST Partners, Essex, Federated Clover, Harris, Insight Capital, J.P. Morgan, Loomis Sayles, MFS, NTI, Pyramis, Rainier, Sands Capital, Systematic, T. Rowe Price, The Boston Company, Turner, Victory, Waddell & Reed, Wellington Management, Western Asset and Western Asset Limited may be considered part of the management of the Trust.

The following information replaces similar information found on page B-79 in the section titled Sub-Advisers:

Brandywine Global and Loomis Sayles both act as sub-advisers for the Diversified Value Fund. Brandywine Global is a wholly owned, independently operated subsidiary of Legg Mason, Inc., and is headquartered in Philadelphia with an office in San Francisco. Brandywine Global also operates two affiliated companies with offices in Singapore and London. Loomis Sayles is an indirect subsidiary of Natixis Global Asset Management, L.P. which owns, in addition to Loomis Sayles, a number of other asset management and distribution and service entities. Natixis Global Asset Management, L.P. is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. The group includes two autonomous and complimentary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time.

The following information replaces similar information found on page B-89 in the section titled Code of Ethics:

The Trust, MassMutual, the Distributor, AllianceBernstein, Barrow Hanley, BlackRock, Brandywine Global, Cooke & Bieler, Davis, DMC, Eagle, EARNEST Partners, Essex, Federated Clover, Harris, Insight Capital, J.P. Morgan, Loomis Sayles, MFS, NTI, Pyramis, Rainier, Sands Capital, Systematic, T. Rowe Price, The Boston Company, Turner, Victory, Waddell & Reed, Wellington Management, Western Asset and Western Asset Limited have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940

Act and Rule 204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

The following information supplements the information found beginning on page B-110 in the section titled Appendix B—Proxy Voting Policies:

Brandywine Global Investment Management, LLC

Proxy Voting

Policy:

Brandywine has a responsibility to its clients for voting proxies for portfolio securities consistent with the best economic interests of its clients. Brandywine maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. The policy and practice includes the fact that the firm has a responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background:

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility:

Compliance has the responsibility for the implementation and monitoring of the firm’s proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in the procedures.

Procedures:

Brandywine has implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents.

In exercising its voting authority, Brandywine will not consult or enter into agreements with officers, directors or employees of its parent, Legg Mason Inc., or any of its affiliates, regarding the voting of any securities owned by its clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Brandywine’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Brandywine believes appropriate).

Voting Authority

•

Brandywine shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority expressly have been delegated to others or reserved to the trustee or other named fiduciary of a client account. In no event will Brandywine’s authority to vote proxies obligate it to undertake any shareholder activism on behalf of any client.

•	Brandywine’s clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.

•

Brandywine’s Compliance Department, on a random basis, reviews the proxy voting process. The gathering and voting of proxies is coordinated through the Administrative Department and Brandywine maintains internal procedures to govern the processing of proxies, including handling client requests and monitoring for potential material conflicts. Research analysts, corporate action specialists and portfolio managers, otherwise referred to as voting persons, and are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

•

Brandywine will not decline to vote proxies except in extraordinary circumstances, nor will Brandywine accept direction from others with regard to the voting of proxies. Brandywine will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue.

•	Brandywine may vote proxies related to the same security differently for each client.

•

Brandywine seeks to identify any material conflicts that may arise between the interests of Brandywine and its clients in accordance with the following procedures. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by either excluding any conflicted person from the voting process or by voting in accordance with the recommendation of Institutional Shareholder Services (ISS), an independent third party.

•

All relevant proxies are reviewed by the Legal and Compliance Department for potential material conflicts of interest. Issues to be reviewed may include whether Brandywine manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer; whether Brandywine, one of its officers or directors or any voting person is a close relative of or has any personal or business relationship with the issuer (excluding normal commercial transactions and investment relationships where there is no special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent; whether there is any other material business or personal relationship which may create an interest in the outcome of the matter on the part of a voting person; or whether an affiliate of Brandywine’s has a conflict as described above which is known to Brandywine’s voting persons. Conflicts of this nature will be considered material. If the conflict pertains to an individual voting person that person will exclude him- or herself from the vote determination process in order to shield the Brandywine and other voting persons from the conflict, provided the compliance department believes that the other voting persons can determine a vote completely separate from the conflicted voting person. If the conflict cannot be contained, the proxy is voted according to the recommendation of ISS. Any time a material conflict is encountered, Brandywine will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

Voting Guidelines

•	Proxies will not be voted without an analysis of the underlying issues involved.

•	Brandywine’s proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts’ ultimate owners/beneficiaries.

•

Any item on a proxy, which would tend to inhibit the realization of maximum value, may receive a negative vote from Brandywine. Examples of such items would be staggered terms for directors, restrictions against cumulative voting, and establishment of different classes of stock, excessive compensation, poor stewardship, or any activity, which could be viewed as a “poison pill” maneuver.

•

On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with the primary analyst responsible for overseeing that company, consistent with the policy of maximizing value.

Voting Records & Client Notification

•

A complete record and file of all votes cast shall be maintained by Brandywine for the period prescribed by the Securities Exchange Commission. Brandywine will similarly maintain copies of policies and procedures, proxy booklets, copies of any documents created by Brandywine that were material to making a decision how to vote proxies and a log of proxy requests and responses.

A proxy log shall be maintained by Brandywine that includes the issuer name, exchange ticker symbol, CUSIP number, shareholder meeting date, brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, record of how the vote was cast, and whether the vote was cast for or against the recommendation of the issuer’s management team.

•

Clients may obtain information with regard to the manner in which their proxies were voted, as well as detailed policies and procedures by contacting Brandywine, 2929 Arch Street, 8th Floor, Philadelphia, PA 19104, attention: Proxy administrator.

In addition, a description of these Policies shall be provided to new clients prior to the inception of their account, simultaneous with the provision of Brandywine’s Disclosure Brochure whenever possible.

Administration of Proxies

•	At the inception of a new account over which Brandywine has domestic proxy voting authority:

•	New client information is entered onto the appropriate “Proxy System” (ProxyEdge (ADP) for domestic securities and ISS for global securities).

•	Custodians are notified by the Client that proxies should be forwarded to Brandywine.

•	Those proxies that arrive in the Mail Room are sorted and forwarded to a Proxy Administrator.

•	Proxies are placed in date order into pending vote proxy files by a Proxy Administrator.

•	Proxies are cross-referenced against the Alert List (discussed under Identifying Potential Conflicts).

•	Proxies are then distributed to either the appropriate investment team or, in those instances where a proxy matches an Alert List entry, to the Legal and Compliance Department.

•	In the event that no material conflict exists, the following procedures apply:

•	The voting person’s initials are entered onto the Proxy System’s tickler file in the analyst block.[1]

1	This step applies only to the ADP system for domestic proxies.

•	Ballots are voted by a voting person and are returned to a Proxy Administrator for processing on the Proxy System.

•	If a material conflict exists, a Proxy Administrator will obtain a copy of the Institutional Shareholder Services recommendation, which will be attached to the ballot.

•	The voting person will then either (i) complete the Proxy System ballot in accordance with the attached recommendation; or (ii) exclude themselves in writing from voting the proxy.

•	A Proxy Administrator will redirect the proxy to another voting person in instances where an exclusion has occurred.

•	Where applicable, a Proxy Administrator will verify that the ballot was in fact voted in accordance with the ISS recommendation before entering it onto the Proxy System.

•	The proxy booklets and Proxy System ballots are subjected to an approval process by a Proxy Administrator[1].

•	During the approval process, ballot shares are matched against holdings shares[1].

•	Discrepancies are researched through Brandywine’s internal data warehouse and custodian banks are contacted where necessary to reconcile share amounts.

•

Brandywine personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above could be completed before the applicable deadline for returning proxy votes.

•	Any pending unvoted meetings are reviewed and monitored on a daily basis by Proxy Administrators.

•	All voting records are maintained within the Proxy Systems.

•	Proxy booklets and all additional information (including copies of any documents created by Brandywine that were material to making a decision how to vote proxies) are filed.

Administration of Client Requests

•	All client requests for proxy information (both written and oral), including but not limited to voting records and requests for detailed Policies and Procedures, are referred to a Proxy Administrator.

•

All requests are entered onto a Proxy Request Log maintained by a Proxy Administrator. Information on the log includes the date of the request, the content of the request and the date of the response by Brandywine.

•	The Proxy Administrator works in conjunction with the Client Service Department to respond to all requests in writing.

•	Copies of all written requests and responses thereto, including voting record reports, are maintained in a separate Proxy Request file.

Identifying Potential Conflict of interest

Personal Conflicts

•	Each voting person must certify in writing at the beginning of each proxy season that he or she will notify the Legal and Compliance Department of:

1.	any potential personal conflict with regard to a specific proxy; and

2.	any potential conflict of which they become aware relating to another voting person.

1	This step applies only to the ADP system for domestic proxies.

•

Potential conflicts should be interpreted broadly in order to capture instances where a conflict of interest could be perceived to exist by a third party. An objective ‘reasonableness’ standard should be applied as opposed to a subjective determination that the individual is not in fact conflicted.

•	The following are examples of potential personal conflicts which are extracted from the SEC’s Final Rule[2]:

•

The adviser may also have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative that serves as a director or executive of a company.

•

Any Board positions held on a publicly traded company by a voting person (as evidenced by their most recent Code of Ethics Certification) will be examined on a case-by-case basis as proxy votes arise in that security.

•	A list of potentially conflicted securities (“Alert List”) will be provided to the Proxy Administrators, who will cross-reference proxy votes as they arise.

•	Any proxies matching securities on the Alert List will be referred to the Legal and Compliance Department for an assessment of the materiality of the conflict.

Professional Conflicts

•

In order to identify instances where a professional association could be perceived as a conflict of interest between Brandywine and a client for purposes of proxy voting, the following procedures will be followed:

•

The names of all clients who are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine account during the relevant proxy period, will be added to the Alert List.

•

The names of all significant prospects that are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine account during the relevant proxy period, will be added to the Alert List.

•	The Alert List will be cross-referenced by the Proxy Administrators against proxies on a day-to-day basis.

2	17 CFR Part 275 [Release No. IA-2106; File No. S7-38-02], RIN 3235-AI65

Proxy Voting Policy

and Procedure Manual

JUNE 30, 2004

AMENDED

MARCH 31, 2005

MAY 16, 2005

MARCH 31, 2007

AUGUST 30, 2007

MARCH 31, 2008

JUNE 25, 2008

SEPTEMBER 22, 2009

Proxy Voting Policy and Procedure Manual

CONTENTS

1	GENERAL	10
	Introduction
	General Guidelines
	Proxy Committee
	Conflicts of Interest
	Recordkeeping and Disclosure

2	PROPOSALS USUALLY VOTED FOR	13
	Director Nominees in Uncontested Elections
	Chairman and CEO are the Same Person
	Election of CEO Director Nominees
	Shareholder Ability to Remove Directors
	Annual Election of Directors
	Election of Mutual Fund Trustees
	Shareholder Ability to Alter the Size of the Board
	Independent Audit, Compensation and Nominating Committees
	Ratifying Auditors
	Cumulative Voting
	Majority Voting
	Fair Price Provisions
	White Squire Placements
	Equal Access
	Stock Distributions: Splits and Dividends
	Blank Check Preferred Authorization
	Adjustments to Par Value of Common Stock
	Share Repurchase Programs
	OBRA-Related Compensation Proposals
	Appraisal Rights
	Changing Corporate Name
	Confidential Voting
	Golden and Tin Parachutes
	Delivery of Electronic Proxy Materials

3	PROPOSALS USUALLY VOTED AGAINST	15
	Shareholder Ability to Remove Directors
	Staggered Director Elections
	Stock Ownership Requirements
	Term of Office
	Director and Officer Indemnification and Liability Protection
	Shareholder Ability to Call Special Meetings
	Shareholder Ability to Act by Written Consent
	Unequal Voting Rights
	Supermajority Shareholder Vote Requirements
	Charitable and Political Contributions
	Common Stock Authorization

Proxy Voting Policy and Procedure Manual

4	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE	16
	Compensation Plans
	Stock Option Plans
	Employee Stock Ownership Plans
	401(k) Employee Benefit Plans
	Executive Compensation Advisory Resolutions (“Say-on-Pay”)

5	PROPOSALS REQUIRING SPECIAL CONSIDERATION	16
	Director Nominees in Contested Elections
	Proxy Contest Defenses
	Reimburse Proxy Solicitation Expenses
	Tender Offer Defenses
	Poison Pills
	Greenmail
	Bundled Proposals
	Shareholder Advisory Committees
	Preemptive Rights
	Debt Restructurings
	Shareholder Proposals to Limit Executive and Director Pay
	State Takeover Statutes
	Reincorporation Proposals
	Mergers and Acquisitions
	Corporate Restructuring
	Spin-offs
	Asset Sales
	Liquidations
	Environment and Social issues
	Energy and Environment
	Northern Ireland
	Military Business
	Maquiladora Standards and International Operations Policies
	Third World Debt Crisis
	Equal Employment Opportunity and Discrimination
	Animal Rights
	Product Integrity and Marketing
	Human Resource Issues
	Mutual Fund Investment Advisory Agreement
	Mutual Fund Fundamental Investment Restrictions
	Mutual Fund Distribution Agreements

Proxy Voting Policy and Procedure Manual

1. GENERAL

A. Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B. General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.	Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.	Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.	Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.	Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client’s best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

Proxy Voting Policy and Procedure Manual

5.	Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.	Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.	Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

8.	Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C. Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.	Duties. The specific responsibilities of the Proxy Committee, include,

a.	to develop, authorize, implement and update these Proxy Voting Procedures, including

(i)	annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii)	annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii)	annual review of the proxy voting process and any general issues that relate to proxy voting;

b.	to oversee the proxy voting process, including;

(i)	overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)	directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

(iii)	consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

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c.	to engage and oversee third-party vendors, including Proxy Voting Services; and

d.	to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.	Standards.

a.	When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.	When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4.	Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D. Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E. Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

Proxy Voting Policy and Procedure Manual

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Director Nominees in Uncontested Elections:

A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Shareholder Ability to Alter the Size of the Board:

A. Vote for proposals that seek to fix the size of the board.

B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Ratifying Auditors:

A. Generally vote for proposals to ratify auditors.

B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification.

Cumulative Voting: Vote for proposals to permit cumulative voting.

Majority Voting: Vote for proposals to permit majority rather than plurality voting for the election of Directors/Trustees.

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Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

Blank Check Preferred Authorization:

A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the

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dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Golden and Tin Parachutes:

A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Shareholder Ability to Remove Directors:

A. Vote against proposals that provide that directors may be removed only for cause.

B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Director and Officer Indemnification and Liability Protection:

A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B. Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

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Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote against plans which expressly permit repricing of underwater options.

B. Vote against proposals to make all stock options performance based.

C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D. Vote for proposals that request expensing of stock options.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B. Actual executive compensation advisory votes will be considered on a case-by-case basis.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

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Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

Poison Pills:

A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C. Review on a case-by-case basis management proposals to ratify a poison pill.

Greenmail:

A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy—Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Shareholder Proposals to Limit Executive and Director Pay:

A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs.

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premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Military Business: Proposals on defense issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Third World Debt Crisis: Proposals dealing with third world debt.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Animal Rights: Proposals that deal with animal rights.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Human Resources Issues: Proposals regarding human resources issues.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

The following information supplements the information found beginning on page B-295 in the section titled Appendix C—Additional Portfolio Manager Information:

Brandywine Global Investment Management, LLC

The portfolio managers of the Diversified Value Fund are Joseph J. Kirby, Henry F. Otto and Steven M. Tonkovich.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Joseph J. Kirby
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	1	$1,303,935	0	$0
Other accounts	2	$90,839,976	1	$89,129,008

Henry F. Otto
Registered investment companies**	2	$785,523,437	0	$0
Other pooled investment vehicles	7	$139,447,669	0	$0
Other accounts	18	$1,328,672,950	5	$515,157,517

Steven M. Tonkovich
Registered investment companies**	2	$785,523,437	0	$0
Other pooled investment vehicles	7	$139,447,669	0	$0
Other accounts	18	$1,328,672,950	5	$515,157,517

*	The information provided is as of September 30, 2009.
**	Does not include the Diversified Value Fund.

Ownership of Securities:

As of September 30, 2009, the portfolio managers did not own any shares of the Diversified Value Fund.

Conflicts of Interest:

Brandywine Global believes that there are no material conflicts of interest that arise in connection with its simultaneous management of its various portfolios. All portfolios within a given investment style are treated in a similar fashion for all investment decisions, unless a client provides specific investment restrictions. All trade executions of a given investment decision are allocated in an unbiased manner to avoid any conflict over allocation of investment opportunities.

Compensation:

All Portfolio Managers receive a competitive base salary. In addition, from the firm’s profits, a bonus is paid quarterly and based on the performance of their investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are considered as part of the individual allocation decision. Finally, all investment professionals are eligible for options on Legg Mason stock, provided from time-to-time at Legg Mason’s discretion to its investment management subsidiaries. Brandywine Global believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.

Loomis, Sayles & Company, L.P.

The portfolio managers of the Diversified Value Fund are Arthur Barry, James Carroll and Warren Koontz.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Arthur Barry
Registered investment companies**	2	$706,217,639.94	0	$0
Other pooled investment vehicles	2	$32,003,764.38	0	$0
Other accounts	127	$2,379,182,256.68	0	$0

James Carroll
Registered investment companies**	3	$711,873,975.86	0	$0
Other pooled investment vehicles	2	$32,003,764.38	0	$0
Other accounts	124	$2,409,500,651.34	1	$23,659,714.15

Warren Koontz
Registered investment companies**	4	$1,217,732,381.67	0	$0
Other pooled investment vehicles	2	$32,003,764.38	0	$0
Other accounts	115	$2,380,418,059.53	0	$0

*	The information provided is as of October 31, 2009.
**	Does not include the Diversified Value Fund.

Ownership of Securities:

As of October 31, 2009, the portfolio managers did not own any shares of the Diversified Value Fund.

Conflicts of Interest:

Employees of Loomis, Sayles & Company, L.P. must adhere to the Loomis Sayles’ Code of Ethics, which was designed to govern personal trading in securities and related activities of those individuals whom have been deemed “Access Persons” thereunder, and under certain circumstances, those Access Persons’ family members and others in a similar relationship to them. Loomis Sayles makes investment decisions for client accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address potential conflicts of interest. Loomis Sayles has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Portfolios and other client accounts.

Compensation:

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components—base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary

A fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation

An incentive-based component and generally represents a significant multiple of base salary. It is based on four factors—investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of a peer group of institutional managers in that style. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the equity investment styles utilized by the MassMutual Portfolio is the Russell 1000 Value Index.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Loomis Sayles has developed and implemented two long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units;

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan.

The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Mr. Carroll is also a portfolio manager of two private investment funds advised by Loomis Sayles, and he receives a portion of the performance fee earned on those funds through an equity interest he holds in the funds’ general partner.

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SAI B3001M-09-05